SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
     (e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to $ 240.14a-11(c) or $ 240.14a-12

                                ClickAction Inc.
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                 (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.   Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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6.   Amount Previously Paid:

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                                CLICKACTION INC.
                               	____________
                            2197 E. Bayshore Road
                          	  Palo Alto, CA 94303

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           	To Be Held On May 18, 2000

TO THE STOCKHOLDERS OF CLICKACTION INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
ClickAction Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 18, 2000 at 1:00 p.m. local time at 2197 E. Bayshore Road, Palo Alto, California 94303, for the following purposes:

1. To elect directors to hold office until the 2001 Annual Meeting of Stockholders.
2. To approve an amendment to the Company's 1995 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,500,000 shares.
3.     To approve the Company's 1999 Employee Stock Purchase Plan.
4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 20,000,000 to 60,000,000.
5. To ratify the selection of KPMG LLP as independent auditors of the Company for its fiscal year ending December 31, 2000.
6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 5, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.


       						By Order of the Board of Directors


Palo Alto, California			             Sharon S. Chiu
April 18, 2000	                   			 Secretary


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PORXY ISSUED IN YOUR NAME.

                               CLICKACTION INC.
	                           2197 E. BAYSHORE ROAD
                            	PALO ALTO, CA 94303

             	PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    	The enclosed proxy is solicited on behalf of the Board of Directors of ClickAction Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 18, 2000, at 1:00 p.m.
local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.
The Annual Meeting will be held at 2197 E. Bayshore Road, Palo Alto, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 18, 2000 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    	The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement,the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners.  The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company.
No additional compensation will be paid to directors, officers or other employees for such services.

 VOTING RIGHTS AND OUTSTANDING SHARES

    	Only holders of record of Common Stock at the close of business on April 5,
2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 5, 2000 the Company had outstanding and entitled to vote 5,607,804 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. With respect to Proposal 4, abstentions and broker non-votes will have the same effect as negative votes.

    	On March 22, 2000, the Company announced a two-for-one stock split of its outstanding shares of common stock. The stock split will be effected in the form of a stock dividend and will entitle each stockholder of record at the close of business on April 5, 2000 to receive one additional share of common stock for every share of common stock held. The Company expects the shares resulting from the split to be distributed by its transfer agent on or about April 20, 2000. All outstanding share numbers in this proxy statement and the accompanying Notice of Annual Meeting and proxy (as well as the share numbers referred to in Proposals 2 and 3) have not been adjusted to reflect this stock split.


REVOCABILITY OF PROXIES

    	Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 2197 E. Bayshore Road, Palo Alto, CA 94303, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    	The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 14, 2000. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2001 Annual Meeting of Stockholders notifies the Company of such matters prior to February 28, 2001, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matters.

                             	PROPOSAL 1

                       	ELECTION OF DIRECTORS

     There are seven nominees for the Board of Directors (the "Board") positions presently authorized in the Company's By-Laws. In July 1999, the Board appointed Howard M. Love, Jr. as a new board member after the Company's acquisition of MarketHome. In November 1999, Grant M Inman, a director of the Company since February 1999, resigned from the Board, and the Board appointed Edwin R. Niehaus, III to fill this vacancy. In March 2000, the Board nominated Gary J. Daichendt to fill the board seat currently held by John J. Katsaros. Each director to be elected will hold office until the 2001 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Except for Mr. Daichendt, each nominee listed below is currently a director of the Company.

    	Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                    THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

The names of the nominees and certain information about them are set forth below.

                                   PRINCIPAL OCCUPATION/
NAME                          AGE	 POSITION HELD WITH THE COMPANY

David P. Mans................	57     Chairman of the Board

Gregory W. Slayton........... 40     President, Chief Executive Officer, and
                                     Director
Gary J. Daichendt............ 48     Director

Howard M. Love, Jr...........	39     Director

Edwin R. Niehaus, III........	49   	 Director

Donald F. Wood...............	45     Director

Emerick M. Woods.............	44     Director

     David P. Mans has served as a member of the Company's Board of Directors since joining the Company in January 1988, and as its Chairman since March 1997. From January 1988 to March 1997, he was President and Chief Executive Officer of the Company. He also served as the Company's Chief Financial Officer from January 1988 to July 1996. Prior to that time, Mr. Mans held the position of Vice President of Power Projects with International Power Technologies, Inc., a co-generation company, and Vice President of Finance at Qume Corp., a computer peripherals company. Mr. Mans has a Bachelors in Electrical Engineering from the University of Michigan and a Masters of Business Administration from Stanford University.

     Gregory W. Slayton joined the Company in December 1997 as President, Chief Executive Officer and a member of the Company's Board of Directors. From March 1996 to July 1997, Mr. Slayton was the President, Chief Operating Officer, and Director of ParaGraph International, a VRML tools provider. In August 1994, Mr. Slayton co-founded Worlds, Inc. and served as Senior Vice President and Chief Financial Officer until November 1995. Prior to founding Worlds, Inc., Mr. Slayton served as Vice President and Chief Financial Officer of the Paramount Technology Group at Paramount Communications Inc. Mr. Slayton was also previously a management consultant with McKinsey & Company for four years. Mr. Slayton serves on a number of boards of directors, including Quantum Corporation, inTest Corporation, and NetCreations, Inc. and is serving on the board of directors at Opportunity International, a non-profit organization. Mr. Slayton holds a Bachelors of Arts in Economics from Dartmouth College and a Masters of Business Administration from Harvard Business School.

     Gary J. Daichendt has been Executive Vice President, Worldwide Operations at Cisco Systems, Inc. since August 1998. Mr. Daichendt served as Senior Vice President, Worldwide Operations from 1996 to 1998 and as Vice President, International Operations from 1994 to 1996 at Cisco Systems, Inc. Prior to joining Cisco Systems, Inc., Mr. Daichendt served in various sales, marketing and management positions with International Business Machines ("IBM") for ten years. Mr. Daichendt also served as Vice President of Central Operations and Vice President of Worldwide Marketing at Wang Laboratories for eight years prior to joining IBM. Mr. Daichendt holds a Bachelors of Arts in Mathematics from Youngstown State University and a Master of Science in Mathematics from Ohio State University.

     Howard M. Love, Jr. has served as a director of the Company since July 1999. Mr. Love is founder and General Partner of Love Capital Partners, L.P., a private investment fund formed in 1996. From June 1984 until October 1995, Mr. Love served as President and Chairman of the Board of Inmark Development Corp, a software development tools company. Mr. Love serves as a director of Spartina Ventures, L.P. and WebSand. Mr. Love holds a Bachelors of Arts in Economics from Colgate University.

     Edwin R. Niehaus, III has served as a director of the Company since November 1999. Mr. Niehaus is President and CEO of Niehaus Ryan Wong, Inc. ("NRW"), a technology public relations agency. Since co-founding NRW in 1991, Mr. Niehaus has led the agency to the forefront of consumer and business technology innovation, working with such clients as Apple Computer, E-Loan, Pixar, Vignette and Yahoo!. From 1984 through 1991, Mr. Niehaus headed Niehaus Public Relations. Prior to 1984, Mr. Niehaus held marketing and sales positions with various computer companies. Mr. Niehaus serves on the advisory boards of the Institute for Molecular Manufacturing and Software Development Forum. Mr. Niehaus holds a Bachelors in Engineering from Duke University.

     Donald F. Wood has served as a director of the Company since November 1995. Mr.Wood is a General Partner at Vanguard Venture Partners in charge of Internet and communications investing. Mr. Wood served as the President of Metricom, Inc., a mobile digital networks and services provider, from May 1997 to February 1998 and was the Executive Vice President and General Manager of the Ricochet Division of Metricom, Inc. from November 1994 to May 1997. Prior to joining Metricom, Mr. Wood was Director of Marketing at Octel Communications, Inc. from 1989 to November 1994. Mr. Wood is a co-founder and has served as President of Wood-Howard Products, Inc., a consumer product publishing and licensing company, since its inception in 1987. Prior to that time, Mr. Wood served as Vice President of Marketing with International Power Technology, Inc. and was a management consultant with McKinsey & Company. Mr. Wood holds a Bachelors of Arts in Economics and a Masters of Business Administration, both from Stanford University.

     Emerick M. Woods, a director of the Company since February 1999, has been President, Chief Executive Officer and a director of Vicinity Corporation, an Internet-based infrastructure marketing solutions company, since August 1997. Prior to joining Vicinity, Mr. Woods was a successful executive and entrepreneur, managing and founding several technology companies. From August 1996 to May 1997, Mr. Woods served as President and Chief Executive Officer of TuneUp.com, a provider of online PC support and services. Prior to August 1996, Mr. Woods held a variety of general management and executive positions at Quarterdeck, Symantec, Central Point and Microcom. Prior to that time, Mr. Woods held management consulting positions at McKinsey & Company and Booz Allen & Hamilton. Mr. Woods serves as director of Plugged In Enterprises, an East
Palo Alto, California based non-profit community outreach program. Mr. Woods holds a Masters of Business Administration from Harvard University and Bachelors of Computer Science from Yale University.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1999 the Board of Directors held eleven meetings. The Board has an Audit Committee, a Compensation Committee and an Executive Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to internal controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee during the fiscal year ended December 31, 1999 was composed of three non-employee directors: Emerick M. Wood, David P. Mans, and Grant M. Inman. The Audit Committee for 2000 will be composed of Donald F. Wood, David P. Mans and Gary J. Daichendt. The Audit Committee met twice during 1999.

     The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options and other awards under the Company's stock plans. The Compensation Committee during the fiscal year ended December 31, 1999 was composed of three non-employee directors: Donald F. Wood, John J. Katsaros and Grant M. Inman. The Compensation Committee for 2000 will be composed of three non-employee directors: Emerick M. Woods, Edwin R. Niehaus, and Donald F. Wood. The Compensation Committee met twice during 1999.

     The Executive Committee was created in October 1999 for the purpose of conducting the management of the business affairs of the Company. The Executive Committee has the full power, authority and discretion as the Board with regard to the management of the business and affairs of the Company, except as limited by the Bylaws and applicable law. The Executive Committee during the fiscal year ended December 31, 1999 was composed of five directors: Gregory W. Slayton, Emerick M. Woods, Donald F. Wood, Howard M. Love and David P. Mans. The Executive Committee for 2000 will be composed of five directors: Gregory W. Slayton, Emerick M. Woods, David P. Mans, Howard M. Love and Edwin R. Niehaus. The Executive Committee met three times during 1999.

     During the fiscal year ended December 31, 1999, each director attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.



                                PROPOSAL 2

          	APPROVAL OF THE 1995 EQUITY INCENTIVE PLAN, AS AMENDED

     The Company's 1995 Equity Incentive Plan (the "Equity Incentive Plan") was adopted by the Board of Directors of the Company (the "Board") in April 1995.
A total of 600,000 shares of Common Stock was reserved for issuance under the Equity Incentive Plan. As a result of a series of amendments adopted by the Board and approved by the stockholders, as of May 19, 1999, there were 1,600,000 shares of Common Stock reserved for issuance under the Equity Incentive Plan.

     During the last fiscal year, under the Equity Incentive Plan, the Company granted: (i) to all current executive officers as a group options to purchase 117,500 shares of Common Stock at exercise prices ranging from $ 9.875 to $11.938 per share; (ii) to all employees (excluding executive officers) as a group options to purchase 557,500 shares at exercise prices ranging from $ 9.875 to $17.375 per share; and (iii) to all current directors (who are not officers) as a group options to purchase 22,500 shares at exercise prices ranging from $9.875 to $12.688 per share.

     As of March 31, 2000, options (net of canceled or expired options) covering an aggregate of 1,554,171 shares of Common Stock had been granted under the Equity Incentive Plan, of which options to purchase 1,354,011 shares were outstanding with exercise prices ranging from $1.81 to $17.375. In addition, a stock bonus of 60,000 shares of Common Stock had been granted at no cost under the Equity Incentive Plan. As of March 31, 2000, options to purchase a total of 140,160 shares had been exercised under the Equity Incentive Plan. As of March 31, 2000, and without taking into account the proposed amendment to the Equity

Incentive Plan, 45,829 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant or purchase under the Equity Incentive Plan.

     In March 2000, the Board amended the Equity Incentive Plan, subject to stockholder approval, to increase the number of shares reserved for issuance under the Equity Incentive Plan by 1,500,000 shares, from 1,600,000 to 3,100,000 shares. Also, in March 2000 the Plan was further amended, subject to stockholder approval, to increase the maximum number of shares that may be covered by options or stock appreciation rights granted under the Equity Incentive Plan to any person in any calendar year by 190,074 shares, from 210,926 to 400,000 shares. These amendments were adopted to ensure that the company can continue to grant stock options to employees, directors and consultants at levels determined appropriate by the Board and the Compensation Committe.

     Stockholders are requested in this Proposal 2 to approve the Equity Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Equity Incentive Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, pose in determining whether this matter has been approved.


                     THE BOARD OF DIRECTORS RECOMMENDS
	                      A VOTE IN FAVOR OF PROPOSAL 2.

 The essential features of the Equity Incentive Plan, as amended, are outlined below:

GENERAL

     The Equity Incentive Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to employees, directors and consultants. Incentive stock options granted under the Equity Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Equity Incentive Plan are intended not to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Equity Incentive Plan may be tandem rights, concurrent rights or independent rights. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Equity Incentive Plan. To date, the Company has granted stock options and a stock bonus award under the Equity Incentive Plan.

PURPOSE

    	The Equity Incentive Plan was adopted to provide a means by which employees, directors and consultants of the Company and its affiliates could be given an opportunity to receive stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

ADMINISTRATION

    	The Equity Incentive Plan is administered by the Board. The Board has the power to construe and interpret the Equity Incentive Plan and, subject to the provisions of the Equity Incentive Plan, to determine the persons to whom and the dates on which awards will be granted, what type of award will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

    	The Board is authorized to delegate administration of the Equity Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Equity Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Equity Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.


ELIGIBILITY

    	Incentive stock options may be granted under the Equity Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants of both the Company and its affiliates are eligible to receive awards other than incentive stock options under the Equity Incentive Plan.

    	No option may be granted under the Equity Incentive Plan to any person who,at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Equity Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000. In addition, subject to approval of this proposal, no person shall be eligible to receive options and stock appreciation rights covering more than 400,000 shares of Common Stock in any calendar year (the "162(m) Limitation").


STOCK SUBJECT TO THE EQUITY INCENTIVE PLAN, AS AMENDED


    	Subject to approval of this proposal, an aggregate of 3,100,000 shares of Common Stock has been reserved for awards under the Equity Incentive Plan, as amended. If awards granted under the Equity Incentive Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the Equity Incentive

Plan. If the Company reacquires unvested stock issued under the Equity Incentive Plan, the reacquired stock will again become available for reissuance under the Equity Incentive Plan.

TERMS OF OPTIONS

    	The following is a description of the permissible terms of options under the Equity Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    	Exercise Price; Payment. The exercise price of incentive stock options under the Equity Incentive Plan may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Equity Incentive Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." As of March 31, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was 49.625 per share.

    	Repricing.  In the event of a decline in the value of the Common
Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. The Company has provided that opportunity to employees in the past. To the extent required by Section 162(m), an option repriced under the Equity Incentive Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 162(m) Limitation. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price. The exercise price of options granted under the Equity Incentive Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock; (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

    	Option Exercise. Options granted under the Equity Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Equity Incentive Plan typically vest at the rate of 1/48 per month during the optionee's employment by, or services as a director or consultant to, the Company or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Equity Incentive Plan may be subject to different vesting terms.
The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Equity Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee's service terminate before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

    	Term. The maximum term of options under the Equity Incentive Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Equity Incentive Plan terminate 30 days after termination of the optionee's service, unless (a) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within 12 months of such termination; (b) the optionee dies while employed by the Company or any affiliate of the Company, or within three months after termination of such employment, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 12 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of service with the Company and its affiliates.


The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons. An optionee's option agreement may provide that if the exercise of the option following termination of the participant's service would result in liability under Section 16(b) of the Exchange Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) the tenth day after the last day on which such exercise would result in liability under Section 16(b).
An optionee's option agreement also may provide that if the exercise of the option following the termination of the optionee's service would be prohibited because of the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the optionee's service.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    	Purchase Price; Payment. The purchase price under each stock purchase agreement will be determined by the Board, but in no event shall the purchase price be less than 85% of the fair market value of the Common Stock on the date of grant. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (c) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

    	Repurchase. Shares of the Common Stock sold or awarded under the Equity Incentive Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of the Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

STOCK APPRECIATION RIGHTS

    	The Board may grant stock appreciation rights to employees, directors, or consultants of the Company or its affiliates. The Equity Incentive Plan authorizes three types of stock appreciation rights.

    	Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

    	Concurrent Stock Appreciation Rights.  Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised.  The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares.  Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

     	Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the fair market value of that number of shares equal to the number of share equivalents in which the holder is vested less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation right. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the Common Stock or a combination thereof.

     	Repricing. In the event of a decline in the value of the Common Stock, the Board has the authority to offer participants the opportunity to replace outstanding higher priced stock appreciation rights with new lower priced stock appreciation rights. To the extent required by Section 162(m) of the Code, a repriced stock appreciation right is deemed to be canceled and the new stock appreciation right deemed to be granted will be counted against the 162(m) Limitation.

ADJUSTMENT PROVISIONS

    	If there is any change in the stock subject to the Equity Incentive Plan or subject to any award granted under the Equity Incentive Plan (through merger , consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Equity Incentive Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Equity Incentive Plan and the 162(m) Limitation; moreover, outstanding awards will be adjusted as to the class, number of shares and price per share of stock subject to such outstanding awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    	The Equity Incentive Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Equity Incentive Plan or substitute similar awards for those outstanding under such plan, or such outstanding awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue awards outstanding under the Equity Incentive Plan, or to substitute similar awards, then the time during which such awards may be exercised by persons then performing services for the Company will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

 	The Board may suspend or terminate the Equity Incentive Plan without Stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Equity Incentive Plan will terminate on April 17, 2005.

    	The Board may also amend the Equity Incentive Plan at any time or from time to time.  However, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy Section 422 of the Code, Rule 16b-3, or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the
Equity Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

    	Under the Equity Incentive Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. A nonstatutory stock option or an independent stock appreciation right may not be transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order except that an nonstatutory stock option may be transferable to the extent provided in the
stock option agreement.   In any case, an optionee may designate in writing a
third party who may exercise the option in the event of the optionee's death.
No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by will or the laws of descent and distribution or pursuant to a domestic relations order so long as the stock award remains subject to the terms of the agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the method(s) applicable to the underlying option. In addition, any shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

    	Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and the short-term capital gains rate is currently 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchases options or who are subject to Section 16(b) of the Exchange Act.

    	Incentive Stock Options. Incentive stock options under the Equity Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    	There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss if the optionee held the stock for more than one year.

    	Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

    	To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    	Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Equity Incentive Plan generally have the following federal income tax consequences:

    	There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on the receipt of the stock. With respect to employees, the Company is generally required to withhold from regular or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

    	Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

       Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

     	Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1,000,000. It is possible that compensation attributable to awards under the Equity Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    	Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, if the award is granted by a compensation committee comprised solely of "outside directors" and either (a) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price for the award is no less than the fair market value of the stock on the date of grant; or (b) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by the stockholder.

    	Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount -- or formula used to calculate the amount -- payable upon attainment of the performance goal).

OTHER EQUITY COMPENSATION PLANS

      On November 13, 1998 the Company adopted the 1998 Non-Officer Stock
Option Plan (the "Non-Officer Plan"). The Non-Officer Plan, as originally adopted, provided for granting nonstatutory stock options to employees and consultants who were not officers or directors of the Company; as originally adopted, 215,000 shares of Common Stock were reserved for issuance under the Non-Officer Plan. In November 1999, the Non-Officer Plan was amended to increase the number of shares of Common Stock reserved for issuance to 715,000 and to provide for granting of nonstatutory stock options to employees, consultants and eligible officers, provided that grants to eligible officers do not exceed 40% of the shares issuable under the Non-Officer Plan as determined at the time of each issuance to an eligible officer. Notwithstanding the foregoing, options granted to an eligible officer as an inducement essential to such individual entering into a service agreement with the Company or any of its affiliates will not be counted against the aforementioned limit. In March 2000, the Non-Officer Plan was further amended to increase the number of shares reserved for issuance by 150,000 shares. An aggregate of 865,000 shares of Common Stock currently are reserved for issuance under the Non-Officer Plan.
If options granted under the Non-Officer Plan expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares will revert back to and again become available for issuance under the Non-Officer Plan. The Board in its sole discretion at any time and from time to time may amend, suspend or terminate the Non-Officer Plan. Notwithstanding the foregoing, no such amendment,suspension or termination may impair the rights and obligations of an optionee unless the Company requests to consent of the party to whom the option was granted and such person consents in writing.



                              PROPOSAL 3
           APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

      On November 18, 1999, the Board of Directors of the Company ("Board") adopted the Company's 1999 Employee Stock Purchase Plan ("Purchase Plan"), subject to stockholder approval. There are 500,000 shares of Common Stock reserved for issuance under the Purchase Plan. Stockholders are requested in this Proposal 3 to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                  THE BOARD OF DIRECTORS RECOMMENDS
                   A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Purchase Plan, are outlined below:

PURPOSE

     The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 109 of the Company's approximately 110 employees are eligible to participate in the Purchase Plan.

Generally, the rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). (For exceptions to this, see "Offerings" below.)

ADMINISTRATION

    The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

    The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to any committee the Board appoints and to the Board.

OFFERINGS

    The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The length of an offering is determined by the Board prior to the commencement of the offering, but under the terms of the Purchase Plan the length of an offering may not exceed 27 months from the first day of the offering. An offering may be broken into shorter purchase periods or may consist of a single purchase period. The first offering began on November 18, 1999 and is scheduled to end on May 31, 2000 (the "Initial Offering"). Thereafter, offerings will generally be six months in length unless a different length is set by the Board prior to the commencement of an offering.


    For any offering which has commenced prior to the time that the Purchase Plan is presented to the stockholders of the Company for approval, to the extent that the grant of rights under such offering would otherwise cause the Company to incur a charge to earnings for financial accounting purposes because such rights were granted prior to the time of stockholder approval of the Purchase Plan, such offering will be completed according to its terms even if the Purchase Plan is not approved by the stockholders of the Company and such rights will not be treated as part of an employee stock purchase plan which is intended to satisfy the requirements of Section 423 of the Code.

     In accordance with the foregoing, all rights granted under Purchase Plan prior to February 22, 2000 will be treated as rights not granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code. Therefore, even if the stockholders of the Company do not approve the Purchase Plan, the Initial Offering will be conducted on the terms described above and shares sold to participating employees.

ELIGIBILITY

    The Initial Offering provides that any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of the offering is eligible to participate in that offering. Officers of the Company who are "highly compensated" as defined in the Code are eligible to participate in the Purchase Plan.

    However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year.

PARTICIPATION IN AN OFFERING UNDER THE PURCHASE PLAN

    Eligible employees enroll in an offering under the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions not exceeding 15% of such employees' base compensation during the offering.

PURCHASE PRICE

    The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. Generally, a participant may not begin such payroll deductions after the beginning of the offering except as provided by the Board under the term of the offering. The Initial Offering provides, however, that an employee who first becomes eligible to participate in the Purchase Plan during the course of an offering and at least three months prior to the end of such offering will receive a right to purchase Common Stock on the first March 1, June 1, September 1 or December 1 following the date on which the employee first becomes eligible to participate in the Purchase Plan (or on March 1, June 1, September 1 or December 1, if the employee first becomes eligible on such date). All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into his or her account.

PURCHASE OF STOCK

    By executing an agreement to participate in an offering under the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available under the Purchase Plan, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering at the applicable price. See "Withdrawal" below.

WITHDRAWAL

    While each participant in an offering under the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdrawl from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from such offering. Such withdrawal may be elected at any time up to 10 days prior to the end of the applicable offering.

    Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT ELIGIBILITY

    Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment or other lack of eligibility for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering.

RESTRICTIONS ON TRANSFER

    Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Purchase Plan at any time.

    The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, if such approval is required in order to comply with the requirements of Section 423 of the Code or Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Section 423 of the Code or Rule 16b-3 under the Exchange Act.

    Rights granted before amendment or termination of the Purchase Plan will not be impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a dissolution, liquidation or specified type of merger of the Company, the Board has discretion to provide that each right to purchase Common Stock under an offering will be assumed or an equivalent right substituted by the surviving corporation, or the Board may shorten the offering period and provide for all sums collected by payroll deductions to be applied to purchase Common Stock immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

    An aggregate of 500,000 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

    Except as noted above under "Offerings," rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code. The information which follows applies only to an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

    A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

    If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

    If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

    There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

                                 PROPOSAL 4

                     APPROVAL OF INCREASE IN NUMBER OF
                     AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 20,000,000 shares to 60,000,000 shares.

    	The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common
Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

   	In addition to the 5,607,804 shares of Common Stock outstanding at April 5, 2000, the Board of Directors has reserved 2,584,783 shares for issuance upon exercise of options and rights granted under the Company's stock option plan (not including the shares to be reserved upon approval by the stockholders of Proposals 2 and 3), and 12,739 shares of Common Stock which may be issued upon exercise of warrants currently outstanding.

    	The Board of Directors desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the company's business or product lines through the acquisition of other businesses or products.

    	The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The affirmative vote of the holders of a majority of the shares of the Company's Common Stock will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                     THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE IN FAVOR OF PROPOSAL 4.

                            PROPOSAL 5

           	RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    	The Board of Directors has selected KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited the Company's financial statements since 1992. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    	Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the Company's By-Laws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    	The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG LLP.


                	 THE BOARD OF DIRECTORS RECOMMENDS
                   	A VOTE IN FAVOR OF PROPOSAL 5.

                         	SECURITY OWNERSHIP OF
                	CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 28, 2000 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. Except as otherwise noted, the address of each person listed is c/o ClickAction Inc., 2197 E. Bayshore Road,
Palo Alto, CA 94303.


                                                      	Beneficial Ownership (1)
                                                      	Number of	   Percent of
Directors, Officers and 5% Stockholders	               Shares          Total
--------------------------------------------          -----------  -----------
David P. Mans(2)                                     	   712,433	      12.7%

Mans/Spector Living Trust(3)                             489,813        8.7%

Grubber & McBaine Capital Management
50 Osgood Place
San Francisco, CA 94133 (4)                              658,500       11.7%

Henry B. Dunlap Smith (5)                                527,355        9.4%

Gregory W. Slayton (6)                                   393,171        7.0%

Howard M. Love (7)                                       138,207        2.5%

Joseph Cortale (8)                                       100,518        1.8%

Sharon S. Chiu (9)                                        82,283        1.5%

Donald F. Wood (10)                                       53,997        1.0%

John J. Katsaros (11)                                     19,022         *

Emerick M. Woods (12)                                     11,041         *

Edwin R. Niehaus (13)                                      2,083         *

Gary J. Daichendt                                              0         *

All executive officers and directors
as a group (10 persons)(14)	                           1,512,755       27.0%


* Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 5,607,804 shares outstanding on March 31, 2000, adjusted as required by rules promulgated by the SEC.

(2) Represents (i) 489,813 shares held in Mans/Spector Living Trust u/a, dated August 23, 1990 (the"Mans/Spector Living Trust"), (ii) 111,260 shares held in the Nicole Zeanette Spector Mans Trust, dated August 23, 1990 (the "Nicole Zeanette Spector Mans Trust") and (iii) 111,260 shares held in the Paul Sydney Spector Mans Trust, dated August 23, 1990 (the "Paul Sydney Spector Mans Trust"). Mr. Mans is a co-trustee of the Mans /Spector Living Trust and has sole voting and dispositive power with respect to 489,813 shares of the Company's Common Stock. Nicole Zeanette Spector Mans and Paul Sydney Spector Mans, beneficiaries of the Nicole Zeanette Spector Mans Trust and the Paul Sydney Spector Mans Trust, respectively, are children of Mr. Mans. Mr. Mans disclaims beneficial ownership of the shares held by the Nicole Zeanette Spector Mans Trust and the Paul Sydney Spector Mans Trust and has no voting and dispositive power with respect to these shares.

(3) Mr. Mans is a co-trustee of the Mans/Spector Living Trust and has sole voting and dispositive power with respect to the 489,813 shares of the Company's Common Stock.

(4) Based on information received directly from Grubber & McBaine Capital Management in March 2000, Grubber & McBaine reported that it had sole voting and dispositive power with respect to 658,500 shares of the Company's Common Stock owned by its principals and under management collectively.

(5) On March 9, 2000, Mr. Dunlap filed a Schedule 13G/A, reporting that he had sole dispositive power with respect to 527,355 shares of the Company's Common Stock under management.

(6) Represents (i) 116,322 shares of Common Stock of the Company held directly by Mr. Slayton, (ii) 28,982 shares of Common Stock of the Company held by Slayton Capital, (iii) 865 shares of the Company's Common Stock held by Interactive Minds LP, (iv) 400 shares of the Company's Common Stock held by the Slayton Family Foundation, and (v) 246,602 shares issuable upon exercise of options and stock awards exercisable within 60 days of March 28, 2000. Mr. Slayton has sole voting and dispositive power with respect to 28,982 shares held by Slatyon Capital. Mr. Slayton has no voting or dispositive power with respect to the shares held by Interactive Minds LP and the Slayton Family Foundation. Mr. Slayton disclaims beneficial ownership of the Shares held by the Slayton Family Foundation.

(7) Represents (i)10,970 shares of Common Stock of the Company held directly by Mr. Love, (ii) 108,295 shares of the Company's Common Stock held by Love Capital Partners, LP, (iii) 14,776 shares of the Company's Common Stock held by Spartina Ventures, LLC, and (iv) 4,166 shares issuable upon exercise options exercisable within 60 days of March 28, 2000. Mr. Love has sole voting and dispositive power with respect to the shares held by Love Capital Partners, LP and Spartina Ventures, LLC. Mr. Love disclaims beneficial ownership of the 77,647 shares held by Love
        Capital Partners, LP and 12,686 shares held by Spartina Ventures, LLC.

(8) Includes 29,135 shares of Common Stock of the Company and 71,383 shares issuable upon exercise of options exercisable within 60 days of March 28, 2000.

(9)    	Includes 20,075 shares of Common Stock of the Company and 62,208 shares issuable upon exercise of options exercisable or within 60 days of March 28, 2000.

(10) Includes 4,000 shares of Common Stock of the Company and 49,997 shares issuable upon exercise options exercisable within 60 days of March 28, 2000.

(11) Represents 19,022 shares issuable upon exercise options exercisable within 60 days of March 28, 2000.

(12) Represents 11,041 shares issuable upon exercise options exercisable within 60 days of March 28, 2000.

(13) Represents 2,083 shares issuable upon exercise options exercisable within 60 days of March 28, 2000.

(14)    Includes shares described in notes 2 through 3, and 6 through 13 above.


COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(a)

    	Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    	To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                          	EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Directors do not currently receive any cash compensation from the Company for their service as members of the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board and Committee meetings.

     Each non-employee director of the Company who is first elected as a director after the date of adoption of the 1995 Non-Employee Directors' Stock Option Plan ("the Directors' Plan") automatically will be granted an option to purchase 20,000 shares of the Common Stock upon such election. In addition, each non-employee director will be granted an option to purchase 5,000 shares of Common Stock on each anniversary of the date of his initial grant. All such options vest in 48 equal monthly installments commencing on the date of grant. Option grants under the Directors' Plan are non-discretionary.

    	During the last fiscal year, Messrs. Love, Niehaus, Inman and Woods, non-employee directors, were granted options under the Directors' Plan to purchase 20,000 shares each, at exercise prices of $16.688, $9.875, $21.625 and $21.625 per share, respectively. These exercise prices represented the fair market value of grant (based on the closing sales price reported on the Nasdaq National Market for the date of grant). The Company also granted options covering 5,000 shares each to Messrs. Wood and Katsaros, non-employee directors, at an exercise price per share of $15.625 and $15.875, respectively under the Directors' Plan in 1999. These exercise price represented the fair market value of such Common Stock on the date of grant (based on the closing sales price reported on the Nasdaq National Market for the date of grant).

     As of March 1, 2000, no options had been exercised under the Directors' Plan. In addition, Messrs. Love, Inman and Woods, non-employee directors, were granted options under the 1995 Equity Incentive Plan to purchase 12,500, 5,000 and 5,000 shares each, at exercise prices of $9.875, $12.688 and $12.688 per share, respectively. These exercise prices represented the fair market value of such Common Stock on the dates of grant (based on the closing sales price reported on the Nasdaq National Market for the date of grant).

                    	COMPENSATION OF EXECUTIVE OFFICERS


SUMMARY OF COMPENSATION

     	The following table shows for the fiscal years ended December 31, 1999, 1998 and 1997, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other executive officers who earned more than $100,000 during the year ended December 31, 1999 (the "Named Executive Officers"):

                            SUMMARY COMPENSATION TABLE


                                                 Long-Term
                                                 Compen-
                                                 sation
                     Year                        Awards
                     Ended       Annual          Securities
       Name          December   Compensation     Underlying     All Other
Principal Position    31,     Salary      Bonus   Options(#)  Compensation(1)
------------------- ------  -------------------  -----------  --------------
Gregory W. Slayton   1999   208,333     35,569(2)  -----             285 (3)
President and        1998   200,000     20,923     60,000            274
Chief Executive      1997     7,692(4)    ----     -----              24
Officer

Sharon S. Chiu       1999   121,667     24,362(5)  ------          2,093(6)
Vice President of    1998   115,833     14,965     ------          1,775
Operations, Chief    1997    96,459      4,439     ------          1,104
Financial Officer
and Secretary

Joseph Cortale       1999   178,333     89,792(7)  ------          2,329(8)
Executive Vice       1998   150,000     61,145     ------          2,307
President, Worldwide 1997   120,000     28,542     ------          2,450
Sales and Business
Development

____________________________
(1) Except as otherwise noted, consists of payments made as matching contributions, pursuant to the Company's 401(k) Plan (a " Matching 401(k) Contribution") and premium paid on life insurance for the benefit of the named executive officers. The Company's Matching 401(k) Contribution is applied to all 401(k) participating employees.
(2) Consists of $35,569 paid pursuant to the1999 bonus plan (an "Executive Bonus").
(3) Consists of a $285 as premium on the Company-wide term life insurance policy (a "Life Insurance Policy").
(4)  Mr. Slayton joined the Company in December 1997.
(5)  Consists of an Executive Bonus of $24,362.
(6) Consists of $1,812 as a Matching 401(k) Contribution and a $281 premium on a Life Insurance Policy.
(7)  Consists of an Executive Bonus of $89,792.
(8) Consists of $2,045 as a Matching 401(k) Contribution and a $284 premium on a Life Insurance Policy.

                     STOCK OPTION GRANTS AND EXERCISES


    	The following table sets forth details regarding stock options granted to the Named Executive Officers in fiscal year 1999. The Company granted no SARs in fiscal year 1999.


                  Option Grants in Last Fiscal Year
                      	 Individual Grants

                                     Percent  of
                    Number           Total Options
                    of Securities    Granted to   Exercise
                    Underlying       Employees    or Base
                    Options          in Fiscal    Price       Expiration
       Name         Granted(#)(1)    Year(2)      ($/Share )       Date
------------------  -------------  -----------   -----------  -----------
Gregory W. Slayton   200,000        16.0%      $  9.875        11/17/09

Sharon S. Chiu         7,500         0.6%      $ 11.938        08/04/09
                      25,000         2.0%      $  9.875        08/04/09

Joseph Cortale        10,000         0.8%      $ 11.938        08/04/09
                      25,000         2.0%      $  9.875        08/04/09

_____________________

(1) The options in this table have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. For each grant, 100% of the options become exercisable 48 months after grant date, with acceleration of such vesting in the event of certain changes in control of the Company (with the exception of the 7,500 shares granted to Ms. Chiu and 10,000 shares granted to Mr.Cortale). All options expire ten years from the original date of grant. These options were granted under the Company's 1995 Equity Incentive Plan and 1998 Non-officer Stock Option Plan.

(2) Based on options to purchase 1,248,641 shares of the Company's Common Stock granted in the fiscal year ended December 31, 1999.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES


     The following table provides information on option exercises in fiscal year 1999 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 1999.

     	                                     Number of
                                           Securities     Value of
                                           Underlying     Unexercised
                                           Unexercised    In-the-Money
                                           Options at     Options at
                                           FY-End (#)     December 31, 1999($)
             Shares Acquired  Value        Exercisable/   Exercisable/
Name         on Exercise (#)  Realized($)  Unexercisable  Unexercisable (1)
-----------------------------------------------------------------------------
Gregory W. Slayton    ---        ---    182,579/377,421  $4,912,020/8,735,758

Sharon S. Chiu        ---        ---     62,548/57,452   $1,685,325/1,272,037

Joseph Cortale        ---        ---     55,944/74,056   $1,446,281/1,685,304



------------------------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 31, 1999 on the Nasdaq National Market, minus the exercise price.


           EMPLOYMENT, SEVERANCE, AND CHANGE OF CONTROL AGREEMENT

     The Company entered into an employment agreement with Gregory Slayton, CEO and President of the Company on November 18, 1999. The terms of the agreement detail Mr. Slayton's certain compensation package and the acceleration of stock option grants in the event of changes in control of the Company.


                             CERTAIN TRANSACTIONS

     On November 18,1999, the Company issued and sold shares of its common stock to certain members of its senior management team at $9.875 per share, which was the closing price of the Company's common stock on the date of sale. Messrs. Slayton and Cortale and Ms. Chiu purchased 25,317, 20,600, and 4,000 shares, respectively. In addition, six senior managers purchased an aggregate of 18,945 shares.

     In connection with the acquisition of MarketHome in August 1999, Mr. Slayton, as an individual and a beneficiary of investment partnership, received a total of 38,716 shares of the Company's common stock as a former stockholder of MarketHome. In addition, Mr. Love, as an individual and a beneficiary of investment partnership, received a total of 36,687 shares of the Company's common stock as a former stockholder of MarketHome.

      In October 1999, the Company acquired Connected Media Solutions. In connection with this acquisition, Mr. Love, as a former stockholder of Connected Media Solutions, received an option to purchase 12,500 shares of the Company's Common Stock at an exercise price per share of $9.875, which was the closing price of Company's common stock on the date of grant.

     As permitted by the Delaware General Corporation Law, the Company's Certificate of Incorporation provides that no director of the Company will be personally liable to the Company or its stockholders for monetary damage for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not made in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Law, relating to prohibited dividends or distributions or the repurchase or redemption of stock, or (iv) for any transactions from which the director derives an improper personal benefits. In addition, the Company's Certificate of Incorporation provides that any director or officer who was or is a party or is threatened to be made a party to any action or proceeding by reason of his or her services to the Company will be indemnified to the fullest extent permitted by the Delaware Law.

     The Company has obtained directors' and officers' liability insurance ("D&O Insurance") with a policy limit of $5.0 million per year, and expects to continue to carry D&O Insurance for the foreseeable future. In addition, the Company has entered into indemnification agreements with each of its directors and officers under which the Company has indemnified each of them against expenses and losses incurred for claims brought against them by reason of their being a director or officer of the Company.

                              	OTHER MATTERS

Other Business

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Annual Report to Stockholders and Annual Report on Form 10-KSB

     A copy of the 1999 Annual Report to Stockholders accompanies this Proxy Statement. The Company's annual report on Form 10-KSB for the year ended December 31, 1999, as filed with the SEC, is available at no charge to stockholders upon written request to the Company at its business address. Copies may also be obtained without charge through the SEC's World Wide Web site at http://www.sec.gov.

                            					By Order of the Board of Directors


                            					Sharon S. Chiu
April 12, 2000                 		Secretary

                                Exibit A

                            CLICKACTION INC.

                       1995 EQUITY INCENTIVE PLAN

             Adopted by the Board of Directors on April 18, 1995
                Approved by the Stockholders on April 18, 1995
                        As Amended through 2000

1.  PURPOSES.

   (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

   (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

   (c) The Company intends that the Stock Awards issued under the Plan shall ,in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

   (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

   (b)   "Board" means the Board of Directors of the Company.

   (c)   "Code" means the Internal Revenue Code of 1986, as amended.

   (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

   (e)   "Company" means ClickAction Inc., a Delaware corporation.

   (f) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(2) of the Plan.

   (g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

   (h) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.


   (i) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

   (j)   "Director" means a member of the Board.

   (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

   (l)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

   (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the day of determination (or, if the day of determination is not a market trading day, the last market trading day prior to the day of determination), as reported in the Wall Street Journal or such other source as the Board deems reliable;

  (ii) If the common stock is quoted on the Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the day of determination (or, if the day of determination is not a market trading day, the last market trading day prior to the day of determination), as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (o) "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8(b)(3) of the Plan.

  (p) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404
(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or
(ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

   (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

   (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

   (s)     "Option" means a stock option granted pursuant to the Plan.

   (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

   (u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

   (v) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of

Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

   (w)     "Plan" means this ClickAction Inc. 1995 Equity Incentive Plan.

   (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

   (y) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

   (z) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

   (aa) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

   (bb) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.    ADMINISTRATION.

   (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

   (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

           (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

           (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

           (iii) To amend the Plan or a Stock Award as provided in Section 14.

           (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

    (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"). In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16(b)-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

4.     SHARES SUBJECT TO THE PLAN.

      (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million one hundred thousand (3,100,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

       (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

       (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

       (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than four hundred thousand (400,000) shares of the Company's common stock in any calendar year.

6.    OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a)    Term.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

      (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

    (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule
16b-3 and any administrative interpretations or pronouncements thereunder, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any pursuant to the domestic relations order transferee; provided that a Nonstatutory Stock Option shall be transferable if the Option Agreement so provides. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

    (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not , be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days after the termination of the Optionee's Continuous Status as an Employee , Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the
Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

    (j) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option

(a"Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

    (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    (b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

    (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

    (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8. STOCK APPRECIATION RIGHTS.

    (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

    (i) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

    (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

    (iii) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.     CANCELLATION AND RE-GRANT OF OPTIONS.

   (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option of a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option or Stock Appreciation Right with an exercise price lower than that set forth above if such Option or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.   COVENANTS OF THE COMPANY.

      (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Stock Awards with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any person to whom a Stock Award is granted , or any person to whom a Stock Award is transferred pursuant to subsection 6(d) , 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's Knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.     ADJUSTMENTS UPON CHANGES IN STOCK.

       (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards.

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law:
(i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect.
In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14.     AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

       (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

       (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 17, 2005, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                Exhibit B

                             CLICKACTION INC.
                    1999 EMPLOYEE STOCK PURCHASE PLAN

                       ADOPTED NOVEMBER 18, 1999
                   APPROVED BY STOCKHOLDERS  __ , 2000

1.     PURPOSE.

       (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase shares of the Common Stock of the Company.

       (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

       (c) The Company intends that the Rights to purchase shares of the Common Stock granted under the Plan be considered options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code, subject to the provisions of paragraph 17 of the Plan.

2. DEFINITIONS.

       (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

       (b)     "Board" means the Board of Directors of the Company.

       (c)     "Code" means the Internal Revenue Code of 1986, as amended.

       (d) "Committee" means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.

       (e)     "Common Stock" means the Common Stock of ClickAction, Inc.

       (f)     "Company" means ClickAction Inc., a Delaware corporation.

       (g)     "Director" means a member of the Board.

       (h) "Eligible Employee" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

       (i) "Employee" means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment" by the Company or the Affiliate.

      (j) "Employee Stock Purchase Plan" means a plan that grants rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code, subject to the provisions of paragraph 17 of the Plan.

      (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (l) "Fair Market Value" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable, or if such date is not a trading day, then on the next preceding trading day.

      (m) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

      (n) "Offering" means the grant of Rights to purchase shares of the Common Stock under the Plan to Eligible Employees.

      (o) "Offering Date" means a date selected by the Board for an Offering to commence.

      (p) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (q) "Participant" means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

      (r)     "Plan" means this ClickAction Inc. 1999 Employee Stock Purchase
Plan.

      (s) "Purchase Date" means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of shares of the Common Stock carried out in accordance with such Offering.

      (t) "Right" means an option to purchase shares of the Common Stock granted pursuant to the Plan.

      (u) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

      (v)    "Securities Act" means the Securities Act of 1933, as amended.

3.    ADMINISTRATION.

      (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i) To determine when and how Rights to purchase shares of the Common Stock shall be granted and the provisions of each Offering of such Rights (which need not be identical).

              (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

              (iii) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

              (iv)    To amend the Plan as provided in paragraph 14.

              (v) To terminate or suspend the Plan as provided in paragraph 16.

             (vi) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan, subject to the provisions of paragraph 17 of the Plan.

     (c) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.     SHARES SUBJECT TO THE PLAN.

       (a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the shares of the Common Stock that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate five hundred thousand (500,000) shares of the Common Stock (the "Reserved Shares"). If any Right granted under the Plan shall for any reason terminate without having been exercised, the shares of the Common Stock not purchased under such Right shall again become available for the Plan.

      (b) The shares of the Common Stock subject to the Plan may be unissued shares of the Common Stock or shares of the Common Stock that have been bought on the open market at prevailing market prices or otherwise.

5.    GRANT OF RIGHTS; OFFERING.

     The Board may from time to time grant or provide for the grant of Rights to purchase shares of the Common Stock under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase shares of the Common Stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

6.     ELIGIBILITY.

    (a) Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years; provided, however, that Employees who are employed by the Company as of the Effective Date of this Plan who would otherwise be Eligible Employees if not for the required period of continuous employment with the Company shall be eligible to participate in the Plan with respect to the first Offering Period without regard to their period of prior continuous employment with the Company provided that they remain in continuous employment through the end of the first Offering Period.

    (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

               (i) the date on which such Right is granted shall be the "Offering Date" of such Right for all purposes, including determination of the exercise price of such Right;

               (ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

               (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

     (c) Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

     (d) Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase shares of the Common Stock or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such shares of the Common Stock (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

     (e) The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.   RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of shares of the Common Stock purchasable either:

             (i) with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

             (ii) with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

     (b) The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of shares of the Common Stock carried out in accordance with such Offering.

     (c) In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of the Common Stock that may be purchased by any Participant as well as a maximum aggregate number of shares of the Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of the Common Stock which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of the Common Stock upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the shares of the Common Stock available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (d) The purchase price of shares of the Common Stock acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

             (i) an amount equal to eighty-five percent (85%) of the fair market value of the shares of the Common Stock on the Offering Date; or

             (ii) an amount equal to eighty-five percent (85%) of the fair market value of the shares of the Common Stock on the Purchase Date.

8.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee's Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

     (b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delievering to the Company a notice of withdrawl in such form as the Company provides. Such withdrawl may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering Upon such withdrawl from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to aquire shares of the Common Stock for the Participant) under the Offering without interest unless otherwise speified in the Paricipant's withdrawl from an Offiering will have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan

     (c) Rights granted pursuant to any offering under the Plan shall terminate immediately upon cessation of the any participating Employee's employment with the Company or a designated Affiliate ofr any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of the Common Stock for the terminated employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with Company's gerneral funds, the the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been depsited in a seperate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the sperate account, with interest unless otherwise specified in the Offering.

     (d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.    EXERCISE.

      (a) On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of shares of the Common Stock up to the maximum number of shares of the Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering.
No fractional shares of the Common Stock shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

      (b) Unless otherwise specifically provided in the Offering, the amount , if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of shares of the Common Stock that is equal to the amount required to purchase one or more whole shares of the Common Stock on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering. The amount of accumulated payroll deductions remaining in any Participant's account that is less than the amount required to purchase one whole share of Common Stock on the final Purchase Date of the Offering shall be carried over to the next Offering or shall, if the Participant requests or does not participate in the next Offering, be refunded.

     (c) No Rights granted under the Plan may be exercised to any extent unless the shares of the Common Stock to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

10.    COVENANTS OF THE COMPANY.

       (a) During the terms of the Rights granted under the Plan, the Company shall ensure that the number of shares of the Common Stock required to satisfy such Rights are available.

       (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of the Common Stock upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of shares of the Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of the Common Stock upon exercise of such Rights unless and until such authority is obtained.


11.     USE OF PROCEEDS FROM SHARES.

        Proceeds from the sale of shares of the Common Stock pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.     RIGHTS AS A STOCKHOLDER.

       	A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of the Common Stock subject to Rights granted under the Plan unless and until the Participant's shares of the Common Stock acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

13.    ADJUSTMENTS UPON CHANGES IN SECURITIES.

       (a) If any change is made in the shares of the Common Stock subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares of the Common Stock subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of shares of the Common Stock and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

     (b) In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation may assume Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to the Company's stockholders in the transaction described in this subparagraph 13(b) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation does not assume such Rights or substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion, such Rights may continue in full force and effect or the Participants' accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of shares of the Common Stock under the terms of the Offering) may be used to purchase shares of the Common Stock immediately prior to the transaction described above under the ongoing Offering and the Participants' Rights under the ongoing Offering thereafter terminated.

14.     AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of
Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

                 (i) Increase the number of shares of the Common Stock reserved for Rights under the Plan;

                 (ii) Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

                 (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

      (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith, subject to the provisions of paragraph 17 of the Plan.

       (c) Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.     DESIGNATION OF BENEFICIARY.

      (a) A Participant may file a written designation of a beneficiary who is to receive any shares of the Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of the Common Stock and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

      (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of the Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of the Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.      TERMINATION OR SUSPENSION OF THE PLAN.

       (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of the Common Stock subject to the Plan's reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan or in accordance with the provisions of paragraph 17 of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code, subject to the provisions of paragraph 17 of the Plan.

17.     EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as of November 18, 1999, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or its Executive Committee
, which date may be prior to the Effective Date. Notwithstanding the foregoing, for any Offering which has commenced prior to the time that the Plan is presented to the stockholders of the Company for approval, to the extent that the grant of Rights under such Offering would otherwise cause the Company to incur a charge to earnings for financial accounting purposes because such Rights were granted prior to the time of stockholder approval of the Plan, such Offering shall be completed according to its terms even if the Plan is not approved by the stockholders of the Company and such Rights shall not be treated as part of an Employee Stock Purchase Plan which is intended to satisfy the requirements of Section 423 of the Code. In the event that the stockholders of the Company do not approve the Plan within twelve (12) months before or after the date the Plan is adopted by the Board or its Executive Committee, then the Plan shall automatically terminate at the end of the last Offering described in the preceding sentence.